Exhibit 6
                                          (Exhibit 24)

                       POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc. hereby constitutes and appoints William R. Griffin, Brian A. Brumm and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of October, 1995.


                             /s/ EDWARD L. HUTTON
                             ___________________________













                             E-9

                       Page 14 of 27

                         POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc. hereby constitutes and appoints William R. Griffin, Brian A. Brumm and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31st day of October, 1995.


                             /s/ JAMES A. CUNNINGHAM
                             ___________________________
















                             E-10

                         Page 15 of 27

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc. hereby constitutes and appoints William R. Griffin, Brian A. Brumm and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of October, 1995.


                             /s/ CHARLES H. ERHART, JR.
                             ___________________________

                          Page 16 of 27
                          POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc. hereby constitutes and appoints William R. Griffin, Brian A. Brumm and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of October, 1995.


                             /S/ NEAL GILLIATT
                             ___________________________

                          Page 17 of 27

                        POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc. hereby constitutes and appoints William R. Griffin, Brian A. Brumm and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 31st day of October, 1995.


                             /s/ LAWRENCE J. GILLIS
                             ___________________________

                          Page 18 of 27

                            POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc. hereby constitutes and appoints William R. Griffin, Brian A. Brumm and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of October, 1995.


                             /S/ DOUGLAS B. HARPER
                             ___________________________

                          Page 19 of 27

                          POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc. hereby constitutes and appoints William R. Griffin, Brian A. Brumm and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of October, 1995.


                             /s/ WILL J. HOEKMAN
                             ___________________________

                          Page 20 of 27

                       POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc. hereby constitutes and appoints William R. Griffin, Brian A. Brumm and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of November, 1995.


                             /S/ THOMAS C. HUTTON
                             ___________________________

                           Page 21 of 27

                          POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc. hereby constitutes and appoints William R. Griffin, Brian A. Brumm and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 26th day of October, 1995.


                             /s/ PATRICK L. JOHNSON
                             ___________________________

                           Page 22 of 27

                      POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc. hereby constitutes and appoints William R. Griffin, Brian A. Brumm and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 26th day of October, 1995.


                             /S/ SANDRA E. LANEY
                             ___________________________

                           Page 23 of 27

                          POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc. hereby constitutes and appoints William R. Griffin, Brian A. Brumm and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 30th day of October, 1995.


                             /s/ KEVIN J. MCNAMARA
                             ___________________________

                            Page 24 of 27
                          POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc. hereby constitutes and appoints William R. Griffin, Brian A. Brumm and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of October, 1995.


                             /S/ TIMOTHY S. O'TOOLE
                             ___________________________

                             Page 25 of 27

                        POWER OF ATTORNEY
         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc. hereby constitutes and appoints William R. Griffin, Brian A. Brumm and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of October, 1995.


                             /S/ D. WALTER ROBBINS, JR.
                             ___________________________

                            Page 26 of 27


                       POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Roto-Rooter, Inc. hereby constitutes and appoints William R. Griffin, Brian A. Brumm and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Common Stock of Roto-Rooter, Inc. to be offered and sold pursuant to its 1995 Stock Incentive Plan.
         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of October, 1995.


                             /S/ JEROME E. SCHNEE
                             ___________________________

                           Page 27 of 27